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                 BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES


                              EXHIBIT NO. 10.5 (b)



            AMENDMENT TO TRUST AGREEMENT WITH AN INDEPENDENT TRUSTEE
           TO PROVIDE PAYMENTS UNDER VARIOUS COMPENSATION AGREEMENTS
                            WITH COMPANY EMPLOYEES.

    NOW THEREFORE, BE IT RESOLVED, that Section 13.(k) be amended to allow the Corporation to make contributions to the Trustee under the Agreement for obligations of the Corporation incurred under the Deferred Compensation Agreements entered into with Frederick P. Stratton, Jr.